EXHIBIT D


                         NOTICE OF WITHDRAWAL OF TENDER


                               Regarding Units of


                         ROBECO-SAGE TRITON FUND, L.L.C.


                   Tendered Pursuant to the Offer to Purchase

                               Dated June 5, 2008




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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

           AT 12:00 MIDNIGHT, EASTERN TIME, ON JULY 2, 2008, AND THIS
                          NOTICE OF WITHDRAWAL MUST BE

         RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME, ON JULY
                     2, 2008, UNLESS THE OFFER IS EXTENDED.


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          COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN OR DELIVER TO:

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                          Attn: Investor Services Team


                           For additional information:


                              Phone: (610) 676-8725

                               Fax: (484) 676-2346




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Robeco-Sage Triton Fund, L.L.C.




Ladies and Gentlemen:


         The undersigned wishes to withdraw the tender of its units of limited liability company interests ("Units") in Robeco-Sage Triton Fund, L.L.C. (the "Fund"), or the tender of a portion of such Units, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated ___
_______________.

This tender was in the amount of:


         [ ]       All Units.


         [ ] Portion of Units expressed as a specific dollar value. (A minimum value greater than: $250,000 (or $100,000, if the Member is a client of Robeco Securities, L.L.C. or of another dealer authorized to sell Units), or such other amount as is determined by the Board of Managers must be maintained in the Fund (the "Required Minimum Balance").)


                   $_____________________


         [ ] Portion of Units. (Must have a value greater than: $250,000 (or $100,000, if the Member is a client of Robeco Securities, L.L.C. or of another dealer authorized to sell Units), or such other amount as is determined by the Board of Managers.)


                   Number of Units:_________________


         [ ]       All Units in excess of the Required Minimum Balance.


         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Units of the Fund (or portion of the Units) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Robeco-Sage Triton Fund, L.L.C.


SIGNATURE(S).


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
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
FOR INDIVIDUAL INVESTORS                                    FOR OTHER INVESTORS:
------------------------                                    --------------------
AND JOINT TENANTS:
------------------


____________________________________                         ____________________________________

Signature                                                    Print Name of Investor

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

ON INVESTOR CERTIFICATION)



____________________________________                         ____________________________________

Print Name of Investor                                       Signature

                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                             ON INVESTOR CERTIFICATION)



____________________________________                         ____________________________________

Joint Tenant Signature if necessary                          Print Name of Signatory and Title

(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

 ON INVESTOR CERTIFICATION)



____________________________________                         ____________________________________

Print Name of Joint Tenant                                   Co-signatory if necessary

                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED

                                                              ON INVESTOR CERTIFICATION)



                                                             ____________________________________

                                                             Print Name and Title of Co-signatory


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Date:  _____________